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                               THE DLB FUND GROUP

                                 DLB VALUE FUND

                          Supplement dated May 27, 1999
                                       to
                         Prospectus dated April 30, 1999

HOW THE FUNDS ARE MANAGED -- PORTFOLIO MANAGERS (PAGE 30)

     Effective May 27, 1999, Anthony M. Maramarco, Senior Vice President of David L. Babson and Company Incorporated, the investment manager (the "Manager") for the DLB Value Fund (the "Fund"), became primarily responsible for the day-to-day management of the Fund, replacing Roland W. Whitridge as portfolio manager. Mr. Maramarco, who has 18 years of investment experience, has been employed by the Manager (and a company which merged into the Manager) since 1993. For the past two years, he has assisted Mr. Whitridge in the management of the Fund. Mr. Maramarco is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.